Filed Pursuant to Rule 497(a)
File No. 333-169679

Franklin Square Capital Partners Your Invitation to Join [XYZ Financial] for Our Client Seminar:How to Invest in Private Companies For decades, the investing public has largely been unable to access investments in private companies. Pension funds, university endowments and other large institutional investors, on the other hand, have long benefited from the stability and diversification these types of investments can provide. Today, Franklin Square gives individual investors access to private companies through an innovative investment structure called a non‐traded Business Development Company, or BDC. This seminar will introduce you to two of Franklin Square’s funds – FS Investment Corporation II, which is focused primarily on producing current income, and FS Energy and Power Fund, which is geared not only towards generating current income but capital appreciation too – as well as explain how our funds might diversify your portfolio beyond traditional investments, such as stocks, bonds and commodities. We hope you can join us for this informative session. Event details are below. Note: An investment in a non‐traded BDC is not suitable for all investors. Investing in non‐traded BDCs is considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Because they are not listed on a securities exchange and no secondary market is expected to develop, it will be difficult to sell shares. Additionally, investments focusing on the energy sector are subject to more risks than other types of investments and this focus will result in a non‐diversified portfolio which will be more sensitive to any fluctuations within the energy sector. When Topics/Outline [DATE] 6:30 PM Drinks/Reception [TIME] 7:00 – 8:00 PM Dinner and presentation by [NAME] Where of FS2 Capital Partners, LLC. Where [LOCATION NAME] [ADDRESS] [CITY], [STATE] [ZIP] How to Register To register for this event please contact: [NAME] [E‐MAIL ADDRESS] [PHONE NUMBER] Securities offered through [XYZ Financial], Member FINRA/SIPC. Investment advice offered through [ABC Financial Group], a registered investment advisor and a separate entity from [XYZ Financial]. FS2 Capital Partners, LLC is a wholesaling broker dealer, Member FINRA/SIPC. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by a prospectus. This sales and advertising literature must be read in conjunction with the prospectus for the applicable fund sponsored by Franklin Square in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the applicable prospectus must be made available to you in connection with any offering. Investors are advised to consider the investment objectives, risks, charges and expenses of the funds sponsored by Franklin Square carefully before investing. To receive a prospectus, contact your financial adviser. Prospectuses relating to the funds, which contain this and other information about the funds, have been filed with the Department of Law of the State of New York and the Securities and Exchange Commission and should be read carefully before investing. Neither the Securities and Exchange Commission, the Attorney‐General of the State of New York nor any other state securities commission has approved or disapproved of these securities or determined if the prospectuses are truthful or complete. Any representation to the contrary is a criminal offense.